UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM
8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (date of earliest event reported) – September 18, 2019

EXTENDED STAY AMERICA, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-36190	46-3140312
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

11525 N. Community House Road, Suite 100 Charlotte, North Carolina		28277
(Address of principal executive offices)		(Zip code)

Registrant’s telephone number, including area code (980)
 345-1600

ESH HOSPITALITY, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-36191	27-3559821
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

11525 N. Community House Road, Suite 100 Charlotte, North Carolina		28277
(Address of principal executive offices)		(Zip code)

Registrant’s telephone number, including area code (980)
 345-1600

Check the appropriate box below if the Form
8-K
filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share, of Extended Stay America, Inc. and Class B Common Stock, par value $0.01 per share, of ESH Hospitality, Inc., which are attached and trade together as a Paired Share.
	STAY	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule
12b-2
of the Securities Exchange Act of 1934 (§
240.12b-2
of this chapter).
Emerging growth company
☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 1.01.	Entry into a Material Definitive Agreement.

Indenture with respect to 4.625% Senior Notes due 2027
On September 18, 2019, ESH Hospitality, Inc. (“ESH REIT”), a subsidiary of Extended Stay America, Inc. (the “Corporation”), closed an offering (the “Notes Offering”) of $750.0 million aggregate principal amount of 4.625% senior notes due 2027 (the “Notes”). The Notes Offering was conducted pursuant to Rule 144A and Regulation S of the Securities Act of 1933, as amended (the “Securities Act”), and the Notes have not been registered under the Securities Act or applicable state securities laws and may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements of the Securities Act and applicable state securities laws.
The Notes were issued pursuant to an Indenture, dated as of September 18, 2019 (the “Indenture”), by and among ESH REIT, the subsidiary guarantors named therein and Deutsche Bank Trust Company Americas, as trustee (the “Trustee”).
ESH REIT used a portion of the net proceeds received from the Notes Offering to repay $500.0 million of the outstanding term loan borrowings under the Existing ESH REIT Credit Agreement Term Loan (as defined below) and to pay fees and expenses of approximately $22.0 million related to the Notes Offering and the concurrent ESH REIT Amendment (as defined below). ESH REIT intends to use the remaining net proceeds for general corporate purposes.
The following is a brief description of the terms of the Notes and the Indenture.
Interest – The Notes bear interest at a rate of 4.625% per year, payable semi-annually in arrears on April 1 and October 1 of each year, commencing on April 1, 2020.
Maturity – The Notes will mature on October 1, 2027, unless earlier redeemed or repurchased.
Guarantees – The Notes are fully and unconditionally guaranteed, jointly and severally, on an unsecured basis by the ESH REIT subsidiaries that guarantee the ESH REIT Credit Facilities (as defined below), and any other ESH REIT restricted subsidiary that is required to become a guarantor of the ESH REIT Credit Facilities or certain other future indebtedness. Each guarantee ranks equally in right of payment with such guarantor’s existing and future senior indebtedness and senior in right of payment to all future subordinated indebtedness, if any, of such guarantor. Each guarantee is effectively junior to any secured indebtedness of such guarantor to the extent of the value of the assets securing such indebtedness. The Notes are not being issued by and are not guaranteed by the Corporation or its subsidiaries that lease ESH REIT’s properties or its subsidiaries that engage in franchising or management activities or own intellectual property.
Ranking – The Notes are ESH REIT’s general unsecured senior obligations, ranking equally in right of payment with its existing and future senior indebtedness, and senior in right of payment to all of ESH REIT’s future subordinated indebtedness, if any. The Notes are effectively junior to any of ESH REIT’s secured indebtedness to the extent of the value of the assets securing such indebtedness and are structurally subordinated to all indebtedness and other obligations of ESH REIT’s subsidiaries that do not guarantee the Notes.
Optional Redemption – At any time prior to October 1, 2022, ESH REIT may redeem the Notes, in whole or in part, at a redemption price equal to 100% of the principal amount thereof, plus accrued and unpaid interest, if any, up to, but excluding, the redemption date, plus a “make-whole” redemption premium. At any time on or after October 1, 2022, ESH REIT may redeem the Notes, in whole or in part, at a redemption price equal to (i) 102.313% of the principal amount thereof from October 1, 2022 to September 30, 2023, (ii) 101.156% of the principal amount thereof from October 1, 2023 to September 30, 2024, and (iii) 100.000% of the principal amount thereof from October 1, 2024 and thereafter, in each case plus accrued and unpaid interest, if any, up to, but excluding, the redemption date. In addition, at any time prior to October 1, 2022, ESH REIT may redeem up to 35% of the aggregate principal amount of the Notes at 104.625% of the principal amount thereof, plus accrued and unpaid interest, if any, up to, but excluding, the redemption date, with the net cash proceeds of certain equity offerings. However, ESH REIT may only make such redemptions if at least 65% of the original aggregate principal amount of Notes issued under the Indenture remains outstanding immediately after the occurrence of such redemption.
Repurchase Obligations – If a Change of Control (as defined in the Indenture) of ESH REIT occurs, holders of the Notes may require ESH REIT to repurchase all or part of their Notes at a price of 101% of the principal amount thereof, plus accrued and unpaid interest, if any, up to, but excluding, the repurchase date.
Covenants – The Indenture contains covenants that, among other things, limit ESH REIT’s ability and the ability of certain of its subsidiaries (its “Restricted Subsidiaries”) (i) to incur secured or unsecured indebtedness, (ii) to create or incur a lien on any of ESH REIT’s assets (iii) to pay dividends or distributions on its equity interests or redeem or repurchase equity interests, (iv) to make certain investments or other restricted payments, (v) to sell equity interests in the Restricted Subsidiaries, (vi) to enter into agreements limiting the ability of the Restricted Subsidiaries to pay dividends or make certain transfers and other payments to ESH REIT or to its Restricted Subsidiaries, (vii) to enter into transactions with affiliates, (viii) to issue guarantees of debt, (ix) to sell assets, and (x) to merge, consolidate or transfer all or substantially all of their assets. These covenants are subject to a number of important qualifications, limitations and exceptions under the Indenture. If and for so long as the Notes are rated investment grade by Moody’s Investors Service, Inc. and Standard & Poor’s Ratings Services, certain covenants will be suspended with respect to the Notes and the subsidiary Note guarantees will be released.
Events of Default – The Indenture also contains customary events of default including, but not limited to, nonpayment, breach of covenants and payment or acceleration defaults in certain other indebtedness of ESH REIT or certain of its subsidiaries. Upon an event of default, either the holders of the Notes or the Trustee may declare the Notes immediately due and payable, or in certain circumstances, the Notes automatically will become due and immediately payable.
A copy of the Indenture is attached to this Current Report on Form
8-K
as Exhibit 4.1 and incorporated herein by reference. The summary set forth above does not purport to be complete and is qualified in its entirety by reference to Exhibit 4.1.
Amendment of ESH REIT Credit Facilities
On September 18, 2019 (the “Amendment Effective Date”), ESH REIT entered into that certain Fourth Amendment to Credit Agreement (the “ESH REIT Amendment”), among ESH REIT, certain wholly-owned subsidiaries of ESH REIT (the “ESH Guarantors”), the lenders party thereto and Deutsche Bank AG New York Branch, as administrative agent and collateral agent, which amends the Credit Agreement, dated as of August 30, 2016 (as amended by the First Amendment to Credit Agreement, dated as of March 1, 2017, the Second Amendment to Credit Agreement, dated as of November 21, 2017 and the Third Amendment to Credit Agreement, dated as of May 22, 2018, the “Existing ESH REIT Credit Agreement” and, as amended by the ESH REIT Amendment, the “ESH REIT Credit Agreement”), among ESH REIT, the ESH Guarantors from time to time party thereto, each lender from time to time party thereto, Deutsche Bank AG New York Branch, as administrative agent and collateral agent, and the L/C issuers, in order to (i) extend the maturity of the term loan and revolving credit loan facilities under the Existing REIT Credit Agreement, (ii) reduce the interest rate applicable to revolving credit loans outstanding under the Existing REIT Credit Agreement and (iii) make certain other amendments to the Existing REIT Credit Agreement. In connection with the ESH REIT Amendment, ESH REIT prepaid $500.0 million of Existing Term Loans (as defined below) with proceeds of the Notes Offering.
Prior to the ESH REIT Amendment, approximately $1,130.9 million of term loans (the “Existing Term Loans”) were outstanding under the Existing ESH REIT Credit Agreement (the “Existing Term Loan Facility”) and a $350.0 million revolving credit facility (the “Existing ESH Revolving Facility”) was available to ESH REIT under the Existing ESH REIT Credit Agreement. Pursuant to the ESH REIT Credit Agreement, (i) certain lenders under the Existing ESH REIT Credit Agreement continued their Existing Term Loans as new term loans (the “New Term Loans”) in an aggregate amount, along with New Term Loans advanced by certain new lenders, of approximately $630.9 million (the “New Term Loan Facility”) and (ii) certain lenders under the Existing ESH REIT Credit Agreement continued and/or increased their commitments under the Existing ESH Revolving Facility as new revolving credit commitments (the “New ESH Revolving Commitments”) in an aggregate amount of $350.0 million (the “New ESH Revolving Facility”).

The proceeds of the New Term Loan Facility, together with $500.0 million of the proceeds of the Notes Offering issued on the Amendment Effective Date, were used to refinance the Existing Term Loan Facility in its entirety and the New ESH Revolving Facility was used to refinance and replace the Existing ESH Revolving Facility in its entirety (the Existing Term Loan Facility and Existing ESH Revolving Facility as so refinanced and replaced, the “ESH REIT Credit Facilities”).
The ESH REIT Amendment had the following impact on the Existing Term Loan Facility: (i) extended the maturity to September 18, 2026 (from August 30, 2023); (ii) extended the 1.00% prepayment penalty for term loan refinancings in connection with certain repricing transactions through March 18, 2020 (prepayments made after March 18, 2020 are not subject to a prepayment penalty, other than customary “breakage” costs); and (iii) included certain other amendments.
The ESH REIT Amendment had the following impact on the Existing ESH Revolving Facility: (i) extended the maturity to September 18, 2024 (from August 30, 2021); (ii) decreased the interest rate spread on revolving loans based on LIBOR from (A) 2.25% to 1.50% for any period during which the Consolidated Total Net Leverage Ratio (as defined in the ESH REIT Credit Agreement) is less than or equal to 3.00:1.00, (B) 2.50% to 1.75% for any period during which the Consolidated Total Net Leverage Ratio is greater than 3.00:1.00 and less than or equal to 3.50:1.00, and (C) 2.75% to 2.00% for any period during which the Consolidated Total Net Leverage Ratio is greater than 3.50:1.00; (iii) decreased the fee on the unutilized revolver balance from 0.35% or 0.175% based on the amount outstanding under the facility, to 0.30% or 0.175% based on the amount outstanding under the facility; (iv) increased the trigger for the springing financial covenant from the aggregate principal amount of borrowings and letters of credit exceeding 25% of the aggregate principal amount of the Existing ESH Revolving Credit Facility to the aggregate principal amount of borrowings and letters of credit exceeding 35% of the New ESH Revolving Credit Facility and (v) included certain other amendments.
The New Term Loan Facility and New ESH Revolving Facility are secured by the same collateral and guaranteed by the same guarantors as the Existing Term Loan Facility and Existing ESH Revolving Facility. The other terms of the New Term Loan Facility and New ESH Revolving Facility are generally the same as the terms of the Existing Term Loan Facility and Existing ESH Revolving Facility, respectively.
Amendment of Corporation Revolving Credit Facility
On September 18, 2019, the Corporation entered into that certain First Amendment to Credit Agreement (the “ESA Amendment”), among the Corporation, certain wholly-owned subsidiaries of the Corporation, the lenders party thereto and Deutsche Bank AG New York Branch, as administrative agent, which amends the Credit Agreement, dated as of August 30, 2016 (the “Existing ESA Credit Agreement” and, as amended by the ESA Amendment, the “ESA Credit Agreement”), among ESA each lender from time to time party thereto, the syndication agents party thereto and Deutsche Bank AG New York Branch, as administrative agent, in order to (i) extend the maturity of the revolving credit loan facility under the Existing ESA Credit Agreement, (ii) reduce the interest rate applicable to revolving credit loans outstanding under the Existing ESA Credit Agreement, and (iii) make certain other amendments to the Existing ESA Credit Agreement.
Prior to the ESA Amendment, a $50.0 million revolving credit facility (the “Existing ESA Revolving Facility”) was available to ESA under the Existing ESA Credit Agreement. Pursuant to the ESA Credit Agreement, certain lenders under the Existing ESA Credit Agreement continued their commitments under the Existing ESA Revolving Facility as new revolving credit commitments (the “New ESA Revolving Commitments”) in an aggregate amount, along with New ESA Revolving Commitments advanced by certain new lenders, of $50.0 million (the “New ESA Revolving Facility”). The New ESA Revolving Facility was used to refinance and replace the Existing ESA Revolving Facility in its entirety.
The ESA Amendment had the following impact on the Existing ESA Revolving Facility: (i) extended the maturity to September 18, 2024 (from August 30, 2021); (ii) decreased the interest rate spread on revolving loans based on LIBOR from 3.00% to 2.25%; (iii) decreased the fee on the unutilized revolver balance from 0.35% or 0.175% based on the amount outstanding under the facility, to 0.30% or 0.175% based on the amount outstanding under the facility; and (iv) included certain other amendments.

The New ESA Revolving Facility is secured by the same collateral and guaranteed by the same guarantors as the Existing ESA Revolving Facility. The other terms of the New ESA Revolving Facility are generally the same as the terms of the Existing ESA Revolving Facility.
Amendment of Unsecured Intercompany Credit Facility
On September 18, 2019, ESH REIT entered into a First Amendment to Credit Agreement (the “Unsecured Credit Amendment”), among ESH REIT, the ESH Guarantors and the Corporation, as the lender thereunder, which amends the Credit Agreement, dated as of August 30, 2016 (the “Existing Unsecured Credit Agreement” and, as amended by the Unsecured Credit Amendment, the “Unsecured Credit Agreement”), among ESH REIT, the ESH Guarantors and the Corporation, to make certain amendments to the Existing Unsecured Credit Agreement, including the extension of the maturity of the term loan facility under the Existing Unsecured Credit Agreement to September 18, 2026 (from August 30, 2023) and certain other amendments to the Existing Unsecured Credit Agreement. The other terms of the Unsecured Credit Agreement are generally the same as the terms of the Existing Unsecured Intercompany Credit Agreement.
Copies of the ESH REIT Amendment, ESA Amendment and Unsecured Credit Amendment are attached to this Current Report on Form 8-K as Exhibits 10.1, 10.2 and 10.3, respectively, and incorporated herein by reference. The summaries set forth above do not purport to be complete and are qualified in their entirety by reference to Exhibits 10.1, 10.2 and 10.3, respectively.
Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The disclosure contained in Item 1.01 above is incorporated herein by reference.
Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Exhibit Description

4.1	Indenture, dated September 18, 2019, by and among ESH Hospitality, Inc., certain subsidiaries of ESH Hospitality, Inc. and Deutsche Bank Trust Company Americas.

4.2	Form of 4.625% Senior Notes due 2027 (included as part of Exhibit 4.1 above).

10.1
Fourth Amendment to Credit Agreement, dated September 18, 2019, among ESH Hospitality Inc., certain wholly-owned subsidiaries of ESH Hospitality, Inc., the lenders party thereto and Deutsche Bank AG New York Branch, as administrative agent and collateral agent.

10.2
First Amendment to Credit Agreement, dated September 18, 2019, among Extended Stay America, Inc., certain wholly-owned subsidiaries of Extended Stay America, Inc., the lenders party thereto and Deutsche Bank AG New York Branch, as administrative agent.

10.3	First Amendment to Credit Agreement, dated September 18, 2019, among ESH Hospitality, Inc., certain wholly-owned subsidiaries of ESH Hospitality, Inc. and Extended Stay America, Inc., as the lender.

104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, each of the Registrants has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EXTENDED STAY AMERICA, INC.

Date: September 19, 2019	By:	/s/ Christopher N. Dekle
	Name:	Christopher N. Dekle
	Title:	General Counsel

ESH HOSPITALITY, INC.

Date: September 19, 2019	By:	/s/ Christopher N. Dekle
	Name:	Christopher N. Dekle
	Title:	General Counsel